UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 9, 2026

Wealthfront Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-42987	20-8280144

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

261 Hamilton Avenue Palo Alto, California	94301

(Address of principal executive offices)	(Zip Code)

(844) 995-8437
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	WLTH	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 2.02 Results of Operations and Financial Condition.
On March 11, 2026, Wealthfront Corporation (the “Company”) issued a press release announcing its financial results for the fourth fiscal quarter and fiscal full year ended January 31, 2026. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. As previously announced, the Company will host a conference call on March 11, 2026 at 2:00 p.m. PT/5:00 p.m. ET.
Item 7.01 Regulation FD Disclosure.
On March 11, 2026, the Company posted a supplemental information presentation to its website at ir.wealthfront.com, which is attached hereto as Exhibit 99.2.

The information furnished in this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Current Report shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this Current Report, regardless of any general incorporation language in the filing.

The Company announces material information to the public through filings with the Securities and Exchange Commission (the “SEC”), the investor relations page on its website (ir.wealthfront.com), press releases, public conference calls, public webcasts, and its social media accounts on X, Instagram, Facebook, and LinkedIn in order to achieve broad, non-exclusionary distribution of information to the public and for complying with its disclosure obligations under Regulation FD.

The content of the Company’s websites and information that the Company may post on or provide to online and social media channels, including those mentioned above, and information that can be accessed through the Company’s websites or these online and social media channels are not incorporated by reference into this Current Report on Form 8-K or in any other report or document the Company files with the SEC, and any references to the Company’s websites or these online and social media channels are intended to be inactive textual references only.

Item 8.01 Other Events.
On March 9, 2026, the Company's board of directors approved a share repurchase program with authorization to purchase up to $100,000,000.00 of its outstanding common stock.

Repurchases under the program may be made in the open market, in privately negotiated transactions or by other methods, with the amount and timing of repurchases to be determined at the Company’s discretion, depending on market conditions and corporate needs. Open market repurchases will be structured to occur in accordance with applicable federal and state securities laws, including within the pricing and volume conditions of Rule 10b-18 under the Exchange Act. The Company may also, from time to time, enter into Rule 10b5-1 plans to facilitate repurchases of its shares under this authorization. This program does not obligate the Company to repurchase any particular dollar amount or number of shares of common stock and may be modified, suspended or terminated at any time at the discretion of its board of directors. The Company expects to fund repurchases with existing cash and cash equivalents and ongoing cash from operations.

Forward-Looking Statements
This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding the amount, timing and sources of funding for the share repurchase program. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause actual events or results to differ materially from those expressed or implied by the forward-looking statements, including, but not limited to, risks relating to the fact that common stock repurchases may not be conducted in the timeframe or in the manner the Company expects, or at all, and the important factors discussed under the caption “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended October 31, 2025, filed with the SEC on January 23, 2026, and the Company’s other filings with the SEC. These factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this Form 8-K. Any such forward-looking statements represent management’s estimates as of the date of this Form 8-K. While the Company may elect to update such forward-looking statements at some point in the future, the Company disclaims any obligation to do so, even if subsequent events cause its views to change.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
99.1	Press Release of Wealthfront Corporation dated March 11, 2026
99.2	Supplemental Information Presentation for the fiscal quarter and year ended January 31, 2026
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wealthfront Corporation

Date:	March 11, 2026	By:	/s/ Alan Imberman
Name: Alan Imberman
Title: Chief Financial Officer